UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 22, 2025
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376		94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

2929 Walnut Street	Philadelphia	Pennsylvania	19104
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FMC	New York Stock Exchange

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Retirement of Michael F. Reilly as Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
On April 22, 2025, FMC Corporation (“FMC” or the “Company”) announced that Mr. Michael F. Reilly will retire from his positions as Executive Vice President, General Counsel, Chief Compliance Officer and Secretary of the Company effective June 1, 2025, and retire fully from the Company effective July 1, 2025. Mr. Reilly joined FMC in 2002 as group counsel for the Agricultural Solutions business and has served as Executive Vice President, General Counsel, Chief Compliance Officer and Secretary since 2019.
Appointment of Sara Velazquez Ponessa as Executive Vice President, General Counsel and Corporate Secretary
On April 22, 2025, the Company announced that Sara Velazquez Ponessa has been named Executive Vice President, General Counsel and Corporate Secretary succeeding Mr. Reilly, effective June 1, 2025.
Ponessa brings a wealth of relevant experience to her new role, having previously served as senior business counsel at FMC from 2012 to 2018. Following her time at FMC, she served as the first general counsel and secretary of Livent Corporation, where she led the legal aspects of the company's successful 2018 initial public offering (IPO) and its 2019 spinoff from FMC Corporation. Most recently, Ponessa served as vice president, general counsel and secretary at Arcadium Lithium plc, where she directed the global legal and compliance functions for the lithium chemicals company. Ponessa earned her Juris Doctor degree from the University of Pennsylvania Law School and Bachelor of Arts degrees in Political Science and Spanish from Rutgers College. She has been actively involved in various legal organizations, including the Hispanic National Bar Association and the Hispanic Bar Association of Pennsylvania.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
99.1    Press Release, dated April 22, 2025

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/s/ MICHAEL F. REILLY
Michael F. Reilly Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Date: April 22, 2025